PROMISSORY NOTE

Trebor Industries, Inc. to Robert M. Carmichael

January 1, 2007 - Note #1

For value received, the undersigned Trebor Industries, Inc. d/b/a Brownie's Third Lung (the "Borrower"), with an address at 940 NW 1st Street, Fort Lauderdale, Florida 33311, promises to pay to the order of Robert M. Carmichael, (the "Lender"), with an address at 2124 NE 24th Street, Wilton Manors, Florida 33305, the sum of $429,524.70 with interest beginning the 1th day February 2007 at a rate of 10.00% per year.

The unpaid principal and accrued interest shall be payable in monthly installments of $6,047.14 beginning the 1st of February 2007 on the 1st and continuing until January 1st 2016 ("Due Date"). The payments on this Note shall be applied to principal and interest as reflected on the amortization schedule attached. Additional payments to the principal may be made at the discretion of Borrower without penalty and will result in a reduction of interest on all subsequent payments. Borrower reserves the right to prepay this Note in whole or in part without penalty.

This Note is not assignable by Lender to any other party without the express written consent of Borrower.

Borrower pledges to Lender a security interest in and to the assets of Borrower until such time as the obligations under this Note have been met.

If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of Lender. Further, if Borrower fails to meet this demand, Lender may take possession of and/or cause the sale of assets sufficient to meet the obligations under this note.

Should any of the following events occur, this Note shall become due immediately without demand or notice:

1. The failure of Borrower to pay the principal and accrued interest in full on or before the Due Date;
2. the filing of bankruptcy proceeding involving Borrower as a debtor;
3. the application for the appointment of a receiver for Borrower;
4. the making of a general assignment for the benefit of Borrower's creditors;
5. the insolvency of Borrower;
6. a misrepresentation by Borrower to Lender for the purpose of obtaining or extending credit.

If any one or more of the provision of the Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

RMC for TII

All payments of principal and interest on this Note shall be paid in United States dollars.

No renewal or extension of this Note, delay in enforcing any right of Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligation of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

The Borrower waives protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as makers and endorsers.

The Borrower further agrees to pay all costs of collection, including a reasonable attorney's fee in case the principal of this note or any payment on the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought nor not.

Any late payments/ interest payments shall bear interest at the rate of twelve (12%) percent, per annum from maturity until paid.

This Note shall be construed in accordance with the laws of the State of Florida, United States of America.

This note supersedes and replaces the promissory note dated March 7, 2005, a copy of which is attached hereto.

Effective and made this 1st day of January, 2007

Borrower:

Trebor Industries, Inc.

Pres.

By : Robert M. Carmichael
President

Attest: ______________ Sec.
Secretary

(Corporate Seal)

Mortgage Loan Payments

Enter Values	
Loan Amount	$ 429,524.70
Annual Interest Rate	10.00 %
Loan Period in Years	9
Number of Payments Per Year	12
Start Date of Loan	1/15/2007
Optional Extra Payments	$ -

Loan Summary	
Scheduled Payment	$ 6,047.14
Scheduled Number of Payments	108
Actual Number of Payments	108
Total Early Payments	$ -
Total Interest	$ 223,567.02

Lender Name: Loan RMC 03/07/2005

Pmt No.	Payment Date	Beginning Balance	Scheduled Payment	Extra Payment	Total Payment	Principal	Interest	Ending Balance	Cumulative Interest
1	2/15/2007	$ 429,524.70	$ 6,047.14	$ -	$ 6,047.14	$ 2,467.77	$ 3,579.37	$ 427,056.93	$ 3,579.37
2	3/15/2007	427,056.93	6,047.14	-	6,047.14	2,488.33	3,558.81	424,568.60	7,138.18
3	4/15/2007	424,568.60	6,047.14	-	6,047.14	2,509.07	3,538.07	422,059.53	10,676.25
4	5/15/2007	422,059.53	6,047.14	-	6,047.14	2,529.98	3,517.16	419,529.55	14,193.41
5	6/15/2007	419,529.55	6,047.14	-	6,047.14	2,551.06	3,496.08	416,978.49	17,689.49
6	7/15/2007	416,978.49	6,047.14	-	6,047.14	2,572.32	3,474.82	414,406.18	21,164.32
7	8/15/2007	414,406.18	6,047.14	-	6,047.14	2,593.76	3,453.38	411,812.42	24,617.70
8	9/15/2007	411,812.42	6,047.14	-	6,047.14	2,615.37	3,431.77	409,197.05	28,049.47
9	10/15/2007	409,197.05	6,047.14	-	6,047.14	2,637.16	3,409.98	406,559.89	31,459.45
10	11/15/2007	406,559.89	6,047.14	-	6,047.14	2,659.14	3,388.00	403,900.74	34,847.44
11	12/15/2007	403,900.74	6,047.14	-	6,047.14	2,681.30	3,365.84	401,219.44	38,213.28
12	1/15/2008	401,219.44	6,047.14	-	6,047.14	2,703.64	3,343.50	398,515.80	41,556.78
13	2/15/2008	398,515.80	6,047.14	-	6,047.14	2,726.18	3,320.96	395,789.62	44,877.74
14	3/15/2008	395,789.62	6,047.14	-	6,047.14	2,748.89	3,298.25	393,040.73	48,175.99
15	4/15/2008	393,040.73	6,047.14	-	6,047.14	2,771.80	3,275.34	390,268.93	51,451.33
16	5/15/2008	390,268.93	6,047.14	-	6,047.14	2,794.90	3,252.24	387,474.03	54,703.57
17	6/15/2008	387,474.03	6,047.14	-	6,047.14	2,818.19	3,228.95	384,655.84	57,932.52
18	7/15/2008	384,655.84	6,047.14	-	6,047.14	2,841.67	3,205.47	381,814.17	61,137.99
19	8/15/2008	381,814.17	6,047.14	-	6,047.14	2,865.36	3,181.78	378,948.81	64,319.77
20	9/15/2008	378,948.81	6,047.14	-	6,047.14	2,889.23	3,157.91	376,059.58	67,477.68
21	10/15/2008	376,059.58	6,047.14	-	6,047.14	2,913.31	3,133.83	373,146.27	70,611.51
22	11/15/2008	373,146.27	6,047.14	-	6,047.14	2,937.59	3,109.55	370,208.68	73,721.06
23	12/15/2008	370,208.68	6,047.14	-	6,047.14	2,962.07	3,085.07	367,246.61	76,806.13
24	1/15/2009	367,246.61	6,047.14	-	6,047.14	2,986.75	3,060.39	364,259.86	79,866.52
25	2/15/2009	364,259.86	6,047.14	-	6,047.14	3,011.64	3,035.50	361,248.22	82,902.02
26	3/15/2009	361,248.22	6,047.14	-	6,047.14	3,036.74	3,010.40	358,211.48	85,912.42
27	4/15/2009	358,211.48	6,047.14	-	6,047.14	3,062.04	2,985.10	355,149.44	88,897.52
28	5/15/2009	355,149.44	6,047.14	-	6,047.14	3,087.56	2,959.58	352,061.88	91,857.10
29	6/15/2009	352,061.88	6,047.14	-	6,047.14	3,113.29	2,933.85	348,948.59	94,790.95
30	7/15/2009	348,948.59	6,047.14	-	6,047.14	3,139.24	2,907.90	345,809.35	97,698.85
31	8/15/2009	345,809.35	6,047.14	-	6,047.14	3,165.40	2,881.74	342,643.96	100,580.60
32	9/15/2009	342,643.96	6,047.14	-	6,047.14	3,191.77	2,855.37	339,452.18	103,435.96
33	10/15/2009	339,452.18	6,047.14	-	6,047.14	3,218.37	2,828.77	336,233.81	106,264.73
34	11/15/2009	336,233.81	6,047.14	-	6,047.14	3,245.19	2,801.95	332,988.62	109,066.68
35	12/15/2009	332,988.62	6,047.14	-	6,047.14	3,272.23	2,774.91	329,716.38	111,841.58
36	1/15/2010	329,716.38	6,047.14	-	6,047.14	3,299.50	2,747.64	326,416.88	114,589.22
37	2/15/2010	326,416.88	6,047.14	-	6,047.14	3,327.00	2,720.14	323,089.88	117,309.36
38	3/15/2010	323,089.88	6,047.14	-	6,047.14	3,354.72	2,692.42	319,735.16	120,001.78
39	4/15/2010	319,735.16	6,047.14	-	6,047.14	3,382.68	2,664.46	316,352.48	122,666.24
40	5/15/2010	316,352.48	6,047.14	-	6,047.14	3,410.87	2,636.27	312,941.61	125,302.51
41	6/15/2010	312,941.61	6,047.14	-	6,047.14	3,439.29	2,607.85	309,502.31	127,910.35
42	7/15/2010	309,502.31	6,047.14	-	6,047.14	3,467.95	2,579.19	306,034.36	130,489.54
43	8/15/2010	306,034.36	6,047.14	-	6,047.14	3,496.85	2,550.29	302,537.51	133,039.83
44	9/15/2010	302,537.51	6,047.14	-	6,047.14	3,525.99	2,521.15	299,011.51	135,560.97
45	10/15/2010	299,011.51	6,047.14	-	6,047.14	3,555.38	2,491.76	295,456.13	138,052.73
46	11/15/2010	295,456.13	6,047.14	-	6,047.14	3,585.01	2,462.13	291,871.13	140,514.87
47	12/15/2010	291,871.13	6,047.14	-	6,047.14	3,614.88	2,432.26	288,256.25	142,947.13
48	1/15/2011	288,256.25	6,047.14	-	6,047.14	3,645.00	2,402.14	284,611.24	145,349.26
49	2/15/2011	284,611.24	6,047.14	-	6,047.14	3,675.38	2,371.76	280,935.86	147,721.02
50	3/15/2011	280,935.86	6,047.14	-	6,047.14	3,706.01	2,341.13	277,229.86	150,062.16
51	4/15/2011	277,229.86	6,047.14	-	6,047.14	3,736.89	2,310.25	273,492.96	152,372.40
52	5/15/2011	273,492.96	6,047.14	-	6,047.14	3,768.03	2,279.11	269,724.93	154,651.51
53	6/15/2011	269,724.93	6,047.14	-	6,047.14	3,799.43	2,247.71	265,925.50	156,899.22
54	7/15/2011	265,925.50	6,047.14	-	6,047.14	3,831.09	2,216.05	262,094.41	159,115.27
55	8/15/2011	262,094.41	6,047.14	-	6,047.14	3,863.02	2,184.12	258,231.39	161,299.39
56	9/15/2011	258,231.39	6,047.14	-	6,047.14	3,895.21	2,151.93	254,336.17	163,451.31
57	10/15/2011	254,336.17	6,047.14	-	6,047.14	3,927.67	2,119.47	250,408.50	165,570.78
58	11/15/2011	250,408.50	6,047.14	-	6,047.14	3,960.40	2,086.74	246,448.10	167,657.52
59	12/15/2011	246,448.10	6,047.14	-	6,047.14	3,993.41	2,053.73	242,454.69	169,711.25
60	1/15/2012	242,454.69	6,047.14	-	6,047.14	4,026.68	2,020.46	238,428.01	171,731.71
61	2/15/2012	238,428.01	6,047.14	-	6,047.14	4,060.24	1,986.90	234,367.77	173,718.61
62	3/15/2012	234,367.77	6,047.14	-	6,047.14	4,094.08	1,953.06	230,273.69	175,671.67

Pmt No.	Payment Date	Beginning Balance	Scheduled Payment	Extra Payment	Total Payment	Principal	Interest	Ending Balance	Cumulative Interest
63	4/15/2012	230,273.69	6,047.14	-	6,047.14	4,128.19	1,918.95	226,145.50	177,590.62
64	5/15/2012	226,145.50	6,047.14	-	6,047.14	4,162.59	1,884.55	221,982.91	179,475.17
65	6/15/2012	221,982.91	6,047.14	-	6,047.14	4,197.28	1,849.86	217,785.63	181,325.03
66	7/15/2012	217,785.63	6,047.14	-	6,047.14	4,232.26	1,814.88	213,553.37	183,139.91
67	8/15/2012	213,553.37	6,047.14	-	6,047.14	4,267.53	1,779.61	209,285.84	184,919.52
68	9/15/2012	209,285.84	6,047.14	-	6,047.14	4,303.09	1,744.05	204,982.75	186,663.57
69	10/15/2012	204,982.75	6,047.14	-	6,047.14	4,338.95	1,708.19	200,643.80	188,371.76
70	11/15/2012	200,643.80	6,047.14	-	6,047.14	4,375.11	1,672.03	196,268.69	190,043.79
71	12/15/2012	196,268.69	6,047.14	-	6,047.14	4,411.57	1,635.57	191,857.12	191,679.36
72	1/15/2013	191,857.12	6,047.14	-	6,047.14	4,448.33	1,598.81	187,408.79	193,278.17
73	2/15/2013	187,408.79	6,047.14	-	6,047.14	4,485.40	1,561.74	182,923.39	194,839.91
74	3/15/2013	182,923.39	6,047.14	-	6,047.14	4,522.78	1,524.36	178,400.61	196,364.27
75	4/15/2013	178,400.61	6,047.14	-	6,047.14	4,560.47	1,486.67	173,840.14	197,850.94
76	5/15/2013	173,840.14	6,047.14	-	6,047.14	4,598.47	1,448.67	169,241.67	199,299.61
77	6/15/2013	169,241.67	6,047.14	-	6,047.14	4,636.79	1,410.35	164,604.88	200,709.96
78	7/15/2013	164,604.88	6,047.14	-	6,047.14	4,675.43	1,371.71	159,929.44	202,081.66
79	8/15/2013	159,929.44	6,047.14	-	6,047.14	4,714.39	1,332.75	155,215.05	203,414.41
80	9/15/2013	155,215.05	6,047.14	-	6,047.14	4,753.68	1,293.46	150,461.37	204,707.87
81	10/15/2013	150,461.37	6,047.14	-	6,047.14	4,793.30	1,253.84	145,668.07	205,961.71
82	11/15/2013	145,668.07	6,047.14	-	6,047.14	4,833.24	1,213.90	140,834.83	207,175.61
83	12/15/2013	140,834.83	6,047.14	-	6,047.14	4,873.52	1,173.62	135,961.32	208,349.24
84	1/15/2014	135,961.32	6,047.14	-	6,047.14	4,914.13	1,133.01	131,047.19	209,482.25
85	2/15/2014	131,047.19	6,047.14	-	6,047.14	4,955.08	1,092.06	126,092.11	210,574.31
86	3/15/2014	126,092.11	6,047.14	-	6,047.14	4,996.37	1,050.77	121,095.74	211,625.08
87	4/15/2014	121,095.74	6,047.14	-	6,047.14	5,038.01	1,009.13	116,057.73	212,634.21
88	5/15/2014	116,057.73	6,047.14	-	6,047.14	5,079.99	967.15	110,977.73	213,601.35
89	6/15/2014	110,977.73	6,047.14	-	6,047.14	5,122.33	924.81	105,855.41	214,526.17
90	7/15/2014	105,855.41	6,047.14	-	6,047.14	5,165.01	882.13	100,690.40	215,408.30
91	8/15/2014	100,690.40	6,047.14	-	6,047.14	5,208.05	839.09	95,482.34	216,247.38
92	9/15/2014	95,482.34	6,047.14	-	6,047.14	5,251.45	795.69	90,230.89	217,043.07
93	10/15/2014	90,230.89	6,047.14	-	6,047.14	5,295.22	751.92	84,935.67	217,794.99
94	11/15/2014	84,935.67	6,047.14	-	6,047.14	5,339.34	707.80	79,596.33	218,502.79
95	12/15/2014	79,596.33	6,047.14	-	6,047.14	5,383.84	663.30	74,212.49	219,166.09
96	1/15/2015	74,212.49	6,047.14	-	6,047.14	5,428.70	618.44	68,783.79	219,784.53
97	2/15/2015	68,783.79	6,047.14	-	6,047.14	5,473.94	573.20	63,309.85	220,357.73
98	3/15/2015	63,309.85	6,047.14	-	6,047.14	5,519.56	527.58	57,790.29	220,885.31
99	4/15/2015	57,790.29	6,047.14	-	6,047.14	5,565.55	481.59	52,224.74	221,366.90
100	5/15/2015	52,224.74	6,047.14	-	6,047.14	5,611.93	435.21	46,612.80	221,802.10
101	6/15/2015	46,612.80	6,047.14	-	6,047.14	5,658.70	388.44	40,954.10	222,190.54
102	7/15/2015	40,954.10	6,047.14	-	6,047.14	5,705.86	341.28	35,248.25	222,531.83
103	8/15/2015	35,248.25	6,047.14	-	6,047.14	5,753.40	293.74	29,494.84	222,825.56
104	9/15/2015	29,494.84	6,047.14	-	6,047.14	5,801.35	245.79	23,693.49	223,071.35
105	10/15/2015	23,693.49	6,047.14	-	6,047.14	5,849.69	197.45	17,843.80	223,268.80
106	11/15/2015	17,843.80	6,047.14	-	6,047.14	5,898.44	148.70	11,945.36	223,417.50
107	12/15/2015	11,945.36	6,047.14	-	6,047.14	5,947.60	99.54	5,997.76	223,517.04
108	1/15/2016	5,997.76	6,047.14	-	5,997.76	5,947.78	49.98	0.00	223,567.02

PROMISSORY NOTE

$447,111.13 Date: March 07, 2005

For value received, the undersigned Trebor Industries, Inc. dba Brownies Third Lung (the "Borrower"), at 940 NW 1st Street, Fort Lauderdale, Florida 33311, promises to pay to the order of Robert M Carmichael, (the "Lender"), at 2124 NE 24th Street, Wilton Manors, Florida 33305, (or at such other place as the Lender may designate in writing) the sum of $447,111.13 with interest from March 01, 2005, on the unpaid principal at the rate of 10.00% per annum.

The unpaid principal and accrued interest shall be payable in monthly installments of $3,923.72, beginning on April 01, 2005, and continuing until March 01, 2035, (the "Due Date"), at which time the remaining unpaid principal and interest shall be due in full.

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

If the principal and accrued interest are paid in full on or before April 01, 2007, the Borrower shall be entitled to a discount equal to 15.00% of the unpaid principal immediately prior to such payment.

If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of the Lender.

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

2) the death of the Borrower or Lender;

3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

4) the application for the appointment of a receiver for the Borrower;

5) the making of a general assignment for the benefit of the Borrower's creditors;

6) the insolvency of the Borrower;

7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligations of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of Florida.

Signed this 7th day of March, 2005, at ____________________, ____________________.

Borrower:
Trebor Industries, Inc. dba Brownies Third Lung

By: ____________________
Robert M Carmichael